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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



Investment Company Act file number 811-01605


                            Pioneer Balanced Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


      Joseph P. Barri, Hale and Dorr LLP, 60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  June 30


Date of reporting period:  January 1, 2003 through June 30, 2003


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

                                    PIONEER
                            -----------------------
                                    BALANCED
                                      FUND

                                   Semiannual
                                     Report

                                    6/30/03

                          [LOGO] PIONEER Investments(R)

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                     1
Portfolio Summary                             2
Performance Update                            3
Portfolio Management Discussion               6
Schedule of Investments                      10
Financial Statements                         21
Notes to Financial Statements                28
Trustees, Officers and Service Providers     34
The Pioneer Family of Mutual Funds           35
Retirement Plans from Pioneer                36

Pioneer Balanced Fund
LETTER FROM THE PRESIDENT 6/30/03

Dear Shareowners,
--------------------------------------------------------------------------------
With the fading of concerns over the Iraq war, investors whose attention had been focused overseas were buoyed by hints of increased economic activity at home. The nation's stock markets began a broad-based rally in early March, and prices continued to climb. From April through June, the major stock market averages recorded one of the biggest quarterly jumps in years. Increasing investor confidence also led to strong returns on corporate bonds. However, returns on government bonds, which rose sharply earlier, have slowed.

Encouraging factors aren't hard for investors to find. The lowest interest rates many of us have ever seen and the administration's tax cuts mean higher incomes for many consumers. The tax reductions on dividends and capital gains are of special interest to investors. Corporations can also borrow at the lowest rates in years. Many companies are realizing substantial savings by replacing old, high-cost debt with new issues that carry lower interest. The Federal Reserve Board cut rates once again in June in an effort to inject further stimulus into the economy. And the weak U.S. dollar helps exporters and multinational companies operating in countries with stronger currencies.

One possible lesson to be learned from the market's decline and recovery is the importance of staying invested. Those who stayed with their commitments participated in the recent rally, while those who remained on the sidelines had to play catch-up. If the protracted slump caused your investment discipline to slip, this may be an ideal time to contact your financial advisor for guidance on resuming your investment program.

Our style focuses on companies, not on forecasts

There are always risks, of course, and the direction of the economy is something of a puzzle at the moment. If it continues to struggle for very long, investors may once again seek shelter in short-term commitments. However, Pioneer's portfolio managers and analysts do not base investment decisions on economic assumptions. Instead, as it has since our founding in 1928, our value-focused investment style requires complete understanding of a company and its potential. That means intensive analysis of financial reports, visits to companies and detailed discussions with corporate managers. When we discover potential that appears to exceed the market's valuation, that company becomes a candidate for investment. Our research efforts are aided in no small measure by the global resources of our parent organization, UniCredito Italiano S.p.A.

Like everyone at Pioneer, I appreciate your continued confidence in our products and services.

Respectfully,

/s/ Osbert M. Hood

Osbert M. Hood
Pioneer Investment Management, Inc.

The preceding information is the opinion of fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

--------------------------------------------------------------------------------
Pioneer's new president

Osbert Hood was recently named Chief Executive Officer and President of Pioneer Investments USA. Mr. Hood, formerly Pioneer's Chief Operating Officer and a key member of the senior management committee, joined Pioneer in 2000 from John Hancock Financial Services, where he had held senior financial positions. "I am excited and honored to have the opportunity to lead Pioneer as it continues to grow," Mr. Hood said. "As CEO I look forward to furthering Pioneer's strategic goals, including developing new products that can meet the wider needs of investors and the advisers who serve them."
--------------------------------------------------------------------------------

Pioneer Balanced Fund
PORTFOLIO SUMMARY 6/30/03

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

     [THE FOLLOWING WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks             60.0%
U.S. Corporate Bonds           19.9%
U.S. Government Securities     17.5%
Temporary Cash Investment       2.2%
Foreign Government Bond         0.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

Government Obligations         18.3%
Consumer Staples               17.7%
Financials                     12.2%
Consumer Discretionary         11.0%
Information Technology         10.6%
Health Care                     9.4%
Energy                          7.4%
Industrials                     6.1%
Materials                       4.8%
Utilities                       2.3%
Telecommunication Services      0.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

1.     Pfizer, Inc.                             3.84%      6.    Wyeth, Inc.                     2.91%
2.     Family Dollar Stores, Inc.               3.20       7.    Gillette Co.                    2.83
3.     Berkshire Hathaway Inc. (Class B)        3.10       8.    Newmont Mining Corp.            2.81
4.     Progressive Corp.                        3.00       9.    William Wrigley, Jr., Co.       2.71
5.     Anheuser-Busch Companies, Inc.           2.97      10.    Northtrop Grumman Corp.         2.57

This list excludes money market instruments. Portfolio holdings will vary for other periods.

Pioneer Balanced Fund
PERFORMANCE UPDATE 6/30/03                                        CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $8.94     $8.29

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.060      $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

      Average Annual Total Returns
          (as of June 30, 2003)

          Net Asset  Public Offering
Period      Value        Price*
10 Years    4.53%        4.05%
5 Years    -0.41        -1.33
1 Year      4.40        -0.31


* Reflects deduction of the maximum 4.5% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

           Pioneer         Lehman Brothers       Standard & Poor's  Russell 3000
        Balanced Fund*   Aggregate Bond Index        500 Index          Index

6/93         9550              10000                  10000            10000
             9882              10266                  10496            10558
6/94         9456               9967                  10633            10579
            11537              11808                  14623            14472
6/96        12678              12235                  17975            17629
            14443              13418                  23968            23233
6/98        14608              14582                  30823            28851
            15068              14460                  37305            34869
6/00        15879              16141                  33915            32268
            15422              17505                  29895            28571
6/02        13695              19300                  23290            22416
6/03        14872              20064                  26022            25264

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Fund's portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Balanced Fund
PERFORMANCE UPDATE 6/30/03                                        CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $8.85     $8.21

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.020      $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund, compared to that of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

      Average Annual Total Returns
         (as of June 30, 2003)

                   If          If
Period            Held      Redeemed*
 Life-of-Class
(4/28/95)         3.95%       3.95%
5 Years          -1.31       -1.48
1 Year            3.50       -0.50

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

           Pioneer         Lehman Brothers       Standard & Poor's  Russell 3000
        Balanced Fund*   Aggregate Bond Index        500 Index          Index

4/9         10000               10000                   10000          10000
            11374               11123                   12175          12230
6/96        12400               11525                   14966          14899
            14010               12640                   19956          19634
6/98        14036               13736                   25663          24373
            14350               13261                   31060          29468
6/00        14981               15205                   28238          27270
            14423               16489                   24891          24145
6/02        12707               18181                   19391          18944
6/03        13729               18899                   21697          21351

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Fund's portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Balanced Fund
PERFORMANCE UPDATE 6/30/03                                        CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share        6/30/03   12/31/02
                 $8.92     $8.27

Distributions per Share   Income      Short-Term      Long-Term
(1/1/03 - 6/30/03)        Dividends   Capital Gains   Capital Gains
                          $0.020      $   -           $   -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index, the Lehman Brothers Aggregate Bond Index and the Russell 3000 Index.

         Average Annual Total Returns
             (as of June 30, 2003)

                Net Asset  Public Offering
Period            Value      Price/CDSC*
Life-of-Class
(1/31/96)         2.37%        2.24%
5 Years          -1.54        -1.75
1 Year            3.45         2.39

* Reflects deduction of the 1% sales charge at the beginning of the period and assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

   [THE FOLLOWING WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Value of $10,000 Investment

           Pioneer         Lehman Brothers       Standard & Poor's  Russell 3000
        Balanced Fund*   Aggregate Bond Index        500 Index          Index

1/96         9900               10000                   10000          10000
            10708               10294                   11888          11838
6/97        12152               11289                   15852          15601
            12185               12268                   20385          19366
6/99        12431               12165                   24672          23414
            12922               13580                   22430          21668
6/01        12390               14727                   19771          19185
            10900               16238                   15403          15052
6/03        11784               16878                   17209          16965

The Fund adopted its current name and investment objective on February 3, 1997. Prior to that date, the Fund's name was Pioneer Income Fund and its objective was income from a portfolio of income-producing bonds and stocks.

The Standard & Poor's (S&P) 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. The Lehman Brothers Aggregate Bond Index is a widely recognized market value-weighted index composed of the Lehman Brothers Government/Credit, Mortgage-Backed, Asset-Backed and Commercial Mortgage-Based Securities indices. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Pioneer believes the S&P 500 Index is more representative of the issues in the Fund's portfolio than the Russell 3000 Index and will not provide the Russell 3000 Index in the future. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in any Index.

Past performance does not guarantee future results. Returns and principal values fluctuate, and your shares, when redeemed, may be worth more or less than their original cost. The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Balanced Fund
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03

Investor optimism rose quickly during the first six months of 2003, buoyed by the quick ending to major armed conflict in Iraq and by rising expectations that federal monetary policy and fiscal stimulus would combine to lift the economy from its slump. In this improving environment, both the equity and fixed-income portions of Pioneer Balanced Fund's portfolio delivered strong results. In the following interview, Timothy Mulrenan, who is responsible for the Fund's equity portfolio, and Richard Schlanger, who oversees the fixed-income portfolio, discuss the markets and their investment strategies during the past six months.

Q:    How did the Fund perform during the six-month period?

A: The Fund performed very well. For the six months ended June 30, 2003, Pioneer Balanced Fund's Class A shares had a total return of 8.59%. During the same period, Class B and Class C shares had returns of 8.05% and 8.11%, respectively. All returns are at net asset value.

Q:    How would you describe the investment environment?

A: After it became apparent in early March that the significant fighting in Iraq would end quickly, market sentiment improved rapidly and investors became willing to allocate funds to riskier sectors in virtually all asset classes in pursuit of greater returns. Optimism rose because of military success in Iraq and the anticipation that the economy would begin to rebound because of the effects of both new tax cuts and the Federal Reserve Board's policies to cut short-term interest rates to stimulate growth.

      In the equity markets, performance was led by stocks from those industries that had been in the most disfavor during the previous three years, including technology, biotechnology and Internet stocks, as well as small-cap stocks in general.

      In the fixed-income markets, interest rates fell across the spectrum of maturities, with longer-maturity securities posting the strongest total returns. Corporate bonds, especially lower-rated bonds, outperformed government securities as investors anticipated improving credit quality in an economic revival.

Pioneer Balanced Fund

Q:    Did you make any changes to your asset allocation during the period?

A: Yes. We increased our stock weighting. We began the period with a target allocation of 55% equities, 45% fixed income. However, in March we increased the target allocation for stocks to 60% and lowered the fixed-income allocation to 40%. On a relative value basis, equities looked much more attractive to us. This proved to be a timely decision during a period of rapidly rising stock prices.

Q:    What were your principal fixed-income strategies?

A: We pared back our smaller positions and added to our positions of those securities in which we had the greatest confidence. During a period when many new corporate bonds were issued, we took advantage of this supply and sold some of our shorter-term corporate securities while selectively adding longer-maturity corporates, especially when we saw strong relative values. Within our corporate holdings, we lightened our exposure to banks because we were concerned that the profit margins from their traditional lending business were likely to shrink as the difference between long-term and short-term rates narrowed. We continued to underweight government securities due to supply considerations and an expanding deficit. We reduced our holdings of mortgage-backed securities because of our concerns about prepayment risk, as homeowners refinanced their mortgages.

      On June 30, 30.8% of the Fund's fixed-income assets were invested in mortgage securities, compared with 50.4% on December 31, 2002. Overall, industrial and utility bonds accounted for 36.8% of fixed-income assets, including 7.8% in high-yield bonds. Bank and finance comprised 13.5%, while government and agencies accounted for 13.9%. About 5% of fixed-income assets were invested in temporary cash investments.

      The average credit quality of the Fund's portfolio was rated A and the effective duration of the portfolio was 4.26 years, compared with 3.42 years on December 31, 2002. (Ratings apply to underlying securities, not Fund shares.)

      Our corporate bond holdings were the best performing investments, with our high yield positions turning in particularly impressive results.

Pioneer Balanced Fund
PORTFOLIO MANAGEMENT DISCUSSION 6/30/03                              (continued)

Q:    What were your principal equity strategies?

A: In general, we focused on large-cap, better quality, stable-growth companies, while reducing our exposure to financial stocks and technology stocks because of our concern about the risks in those sectors. Progressive Corp., the well-known automobile-insurance company, was the single best-performing stock during the six months. Progressive has increased its market share by competing successfully in all three distribution channels for automobile insurance - agents, direct sales and the Internet. In addition, it was one of the earliest companies to perceive a change in the industry's pricing power. As a result, it raised its premiums before many of its competitors. Now, the company is enjoying the benefits of higher premiums while competitors are raising their premiums to their customers' displeasure.

      After we added pharmaceutical company Wyeth to the portfolio in April, the company's stock rallied based on strong drug sales and its decision to use proceeds from its sale of Amgen stock to buy down its debt and improve its balance sheet. Family Dollar, a well managed national discount retail chain, continued to post strong results from sales both in existing and new store locations. Progressive, Wyeth and Family Dollar together make up more than 14% of the equity portfolio, and their strong performances had a major influence on Fund results.

      Defense contractor Northrop Grumman was the portfolio's weakest performer over the six months with a decline of 10%. The rising federal deficit is causing some concern that future defense spending may be curtailed. However, as long as the threat of domestic terrorism continues and global geopolitical risks remain high we believe that public support for defense spending will also remain high. Berkshire Hathaway was flat in the period. Most stocks in the insurance sector were weak due to heightened concerns about pricing and profitability in the property and casualty insurance market. We believe Berkshire is the premier underwriter in the insurance sector and we think it will continue to capture market share from weaker competitors.

Pioneer Balanced Fund

Q:    What is your outlook for fixed-income investments?

A: We think the economy will grow, but at a slower pace than in many past recoveries, in part because energy prices remain high. We estimate the national gross domestic product (GDP) will grow at an annualized rate of less than 4% during the second half of 2003. Because of high unemployment and unused industrial capacity, it is possible that the Federal Reserve may lower rates again. However, we believe the Fed is unlikely to raise rates before the second half of 2004.

      With this outlook, we think corporate bonds and mortgages are likely to outperform government securities in the coming months. Longer term, we are concerned about the effects of rising federal deficits and the corporate profit outlook, particularly if revenue-strapped states start raising corporate taxes, which could limit business investment.

Q:    What is your outlook for equity investments?

A: After the strong rally of the first six months of 2003, we think the market may pause and stock prices may remain within a trading range. Many stock prices currently are priced based on very optimistic expectations for corporate profit growth. Thus far, much of the gains in corporate profitability have been derived from cost cuts rather than revenue gains. We believe that in order for stock prices to go higher, we will need more evidence of a sustained economic recovery than we have seen. The preceding information is the opinion of fund management. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Pioneer Balanced Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)

Shares                                                            Value
              COMMON STOCKS - 60.0%
              Energy - 6.0%
              Integrated Oil & Gas - 0.6%
   23,100     Exxon Mobil Corp.                            $    829,521
                                                           ------------
              Oil & Gas Drilling - 3.9%
   26,000     Encana Corp.                                 $    997,620
   87,100     ENSCO International, Inc.                       2,342,990
   81,400     Varco International, Inc. *                     1,595,440
                                                           ------------
                                                           $  4,936,050
                                                           ------------
              Oil & Gas Exploration & Production - 1.5%
   36,376     Devon Energy Corp.                           $  1,942,478
                                                           ------------
              Total Energy                                 $  7,708,049
                                                           ------------
              Materials - 2.8%
              Precious Metals & Minerals - 2.8%
  108,400     Newmont Mining Corp.                         $  3,518,664
                                                           ------------
              Total Materials                              $  3,518,664
                                                           ------------
              Capital Goods - 3.2%
              Aerospace & Defense - 2.5%
   37,300     Northrop Grumman Corp.                       $  3,218,617
                                                           ------------
              Electrical Components & Equipment - 0.7%
   38,500     Molex, Inc.                                  $    892,392
                                                           ------------
              Total Capital Goods                          $  4,111,009
                                                           ------------
              Commercial Services & Supplies - 0.5%
              Diversified Commercial Services - 0.5%
   18,700     Cintas Corp.                                 $    662,728
                                                           ------------
              Total Commercial Services & Supplies         $    662,728
                                                           ------------
              Transportation - 1.1%
              Trucking - 1.1%
   21,200     United Parcel Service                        $  1,350,440
                                                           ------------
              Total Transportation                         $  1,350,440
                                                           ------------
              Consumer Durables & Apparel - 0.5%
              Leisure Products - 0.5%
   15,300     Harley-Davidson, Inc.                        $    609,858
                                                           ------------
              Total Consumer Durables & Apparel            $    609,858
                                                           ------------

10    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund

Shares                                                       Value
              Media - 1.5%
              Broadcasting & Cable TV - 0.5%
   22,000     Comcast Corp. (Special) *               $    634,260
                                                      ------------
              Movies & Entertainment - 0.8%
   23,900     Viacom, Inc. (Class B Non-voting) *     $  1,043,474
                                                      ------------
              Publishing - 0.2%
    4,500     McGraw-Hill Co., Inc.                   $    279,000
                                                      ------------
              Total Media                             $  1,956,734
                                                      ------------
              Retailing - 3.1%
              General Merchandise Stores - 3.1%
  105,000     Family Dollar Stores, Inc.              $  4,005,750
                                                      ------------
              Total Retailing                         $  4,005,750
                                                      ------------
              Food & Drug Retailing - 5.9%
              Drug Retail - 0.6%
   25,000     CVS Corp.                               $    700,750
                                                      ------------
              Food Distributors - 1.8%
   36,700     Cardinal Health, Inc.                   $  2,359,810
                                                      ------------
              Food Retail - 2.7%
   60,300     William Wrigley, Jr., Co.               $  3,390,669
                                                      ------------
              Hypermarkets & Supercenters - 0.8%
   20,000     Wal-Mart Stores, Inc.                   $  1,073,400
                                                      ------------
              Total Food & Drug Retailing             $  7,524,629
                                                      ------------
              Food, Beverage & Tobacco - 4.9%
              Distillers & Vintners - 2.9%
   72,900     Anheuser-Busch Companies, Inc.          $  3,721,545
                                                      ------------
              Soft Drinks - 2.0%
   37,800     The Coca-Cola Co.                       $  1,754,298
   19,000     PepsiCo, Inc.                                845,500
                                                      ------------
                                                      $  2,599,798
                                                      ------------
              Total Food, Beverage & Tobacco          $  6,321,343
                                                      ------------
              Household & Personal Products - 6.4%
              Household Products - 1.6%
   61,800     Estee Lauder Co.                        $  2,072,154
                                                      ------------

The accompanying notes are an integral part of these financial statements.   11

Pioneer Balanced Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

Shares                                                          Value
              Personal Products - 4.8%
  111,300     Gillette Co.                               $  3,546,018
   48,400     Kimberly-Clark Corp.                          2,523,576
                                                         ------------
                                                         $  6,069,594
                                                         ------------
              Total Household & Personal Products        $  8,141,748
                                                         ------------
              Health Care Equipment & Supplies - 2.8%
              Health Care Distributors - 2.8%
   80,000     Wyeth, Inc.                                $  3,644,000
                                                         ------------
              Total Health Care Equipment & Supplies     $  3,644,000
                                                         ------------
              Pharmaceuticals & Biotechnology - 5.1%
              Biotechnology - 0.4%
    8,568     Amgen, Inc. *                              $    573,885
                                                         ------------
              Pharmaceuticals - 4.7%
   18,900     Merck & Co., Inc.                          $  1,144,395
  141,041     Pfizer, Inc.                                  4,816,550
                                                         ------------
                                                         $  5,960,945
                                                         ------------
              Total Pharmaceuticals & Biotechnology      $  6,534,830
                                                         ------------
              Diversified Financials - 1.1%
              Consumer Finance - 1.1%
   35,000     American Express Co.                       $  1,463,350
                                                         ------------
              Total Diversified Financials               $  1,463,350
                                                         ------------
              Insurance - 6.0%
              Property & Casualty Insurance - 6.0%
    1,600     Berkshire Hathaway Inc. (Class B) *        $  3,888,000
   51,400     Progressive Corp. *                           3,757,340
                                                         ------------
                                                         $  7,645,340
                                                         ------------
              Total Insurance                            $  7,645,340
                                                         ------------
              Software & Services - 6.2%
              Application Software - 3.8%
   82,300     Microsoft Corp.                            $  2,107,703
   62,800     Symantec Corp. *                              2,754,408
                                                         ------------
                                                         $  4,862,111
                                                         ------------

12    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund

Shares                                                               Value
              Data Processing & Outsourced Services - 2.4%
   73,900     First Data Corp.                                $  3,062,416
                                                              ------------
              Total Software & Services                       $  7,924,527
                                                              ------------
              Technology Hardware & Development - 2.4%
              Computer Hardware - 2.4%
  145,700     Hewlett-Packard Co.                             $  3,103,410
                                                              ------------
              Total Technology Hardware & Development         $  3,103,410
                                                              ------------
              Semiconductors - 0.5%
   31,600     Intel Corp.                                     $    656,774
                                                              ------------
              Total Semiconductors                            $    656,774
                                                              ------------
              TOTAL COMMON STOCKS
              (cost $70,594,459)                              $ 76,883,183
                                                              ------------

Principal    S&P/Moody's
  Amount       Ratings                                                      Value
                            ASSET BACKED SECURITIES - 0.0%
                            Transportation - 0.0%
                            Airlines - 0.0%
 $   13,072   Baa1/AA-      Continental Airlines, 6.65%, 9/15/17     $     12,609
                                                                     ------------
                            Total Transportation                     $     12,609
                                                                     ------------
                            TOTAL ASSET BACKED SECURITIES
                            (Cost $10,428)                           $     12,609
                                                                     ------------
                            CORPORATE BONDS - 19.9%
                            Energy - 1.2%
                            Integrated Oil & Gas - 0.5%
    325,000   Baa1/BBB-     Marathon Oil Corp., 6.125%, 3/15/12      $    364,397
    120,000   Baa2/BBB      Occidental Petroleum, 6.75%, 1/15/12          142,701
    150,000                 Philips Petroleum Co., 8.75%, 5/25/10         195,232
                                                                     ------------
                                                                     $    702,330
                                                                     ------------
                            Oil & Gas Equipment & Services - 0.3%
    300,000   Baa3/BBB      Seacor Smit, Inc., 5.875%, 10/1/12       $    321,733
                                                                     ------------
                            Oil & Gas Refining, Marketing &
                            Transportation - 0.4%
    500,000   Baa2/BBB      Valero Energy Corp., 6.875%, 4/15/12     $    566,787
                                                                     ------------
                            Total Energy                             $  1,590,850
                                                                     ------------

The accompanying notes are an integral part of these financial statements.   13

Pioneer Balanced Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

Principal   S&P/Moody's
 Amount       Ratings                                                           Value
                            Materials - 2.0%
                            Aluminum - 0.2%
 $ 175,000   A1/A+          Aloca, Inc., 7.375%, 8/1/10                  $    212,023
                                                                         ------------
                            Diversified Metals & Mining - 0.4%
   425,000   Baa3/BBB-      Inco Ltd., 7.20%, 9/15/32                    $    468,419
                                                                         ------------
                            Metal & Glass Containers - 0.1%
   125,000   Baa3/BBB-      Tenneco Packaging, 8.125%, 6/15/17           $    161,292
                                                                         ------------
                            Paper Packaging - 0.4%
   500,000   Baa3/BBB       Sealed Air Corp., 5.375%, 4/15/08            $    524,744
                                                                         ------------
                            Paper Products - 0.4%
   500,000   Baa3/BBB-      Abitibi-Consolidated, Inc., 6.95%, 4/1/08    $    526,239
                                                                         ------------
                            Specialty Chemicals - 0.5%
   300,000   BAA1/BBB+      Ferro Corp., 9.125%, 1/1/09                  $    352,407
   300,000   Baa3/BBB-      Polyone Corp., 8.875%, 5/1/12                     267,000
                                                                         ------------
                                                                         $    619,407
                                                                         ------------
                            Total Materials                              $  2,512,124
                                                                         ------------
                            Capital Goods - 0.9%
                            Aerospace & Defense - 0.1%
   100,000   B3/B           K&F Industries, 9.625%, 12/15/10             $    111,000
                                                                         ------------
                            Electrical Components & Equipment - 0.1%
   200,000   Ba1/BBB-       Thomas & Betts, 7.25%, 6/1/13                $    200,000
                                                                         ------------
                            Industrial Conglomerates - 0.2%
   145,000   Aaa/AAA        General Electric Capital Corp., 6.125%,
                             2/22/11                                     $    165,342
    90,000   Aaa/AAA        General Electric Capital Corp., 6.75%,
                             3/15/32                                          105,261
                                                                         ------------
                                                                         $    270,603
                                                                         ------------
                            Industrial Machinery - 0.5%
   140,000   A2/A+          Caterpillar, Inc., 7.25%, 9/15/09            $    170,566
   400,000   Baa3/BBB-      Timken Co., 5.75%, 2/15/10                        421,122
                                                                         ------------
                                                                         $    591,688
                                                                         ------------
                            Total Capital Goods                          $  1,173,291
                                                                         ------------

14    The accompanying notes are an integral part of these financial statements.

                             Pioneer Balanced Fund

Principal    S&P/Moody's
  Amount       Ratings                                                         Value
                             Commercial Services & Supplies - 0.3%
                             Environmental Services - 0.3%
 $  350,000   BA3/BB-        Allied Waste, 8.875%, 1/1/09               $    366,188
                                                                        ------------
                             Total Commercial Services & Supplies       $    366,188
                                                                        ------------
                             Automobiles & Components - 1.3%
                             Automobile Manufacturers - 1.3%
  1,000,000   A3/BBB         General Motors, 7.2%, 1/15/11              $  1,007,926
    500,000   A2/BBB+        Ford Motor Credit Co., 5.8%, 1/12/09            496,929
    150,000   A2/BBB+        Ford Motor Credit Co., 9.14%, 12/30/14          159,504
                                                                        ------------
                             Total Automobiles & Components             $  1,664,359
                                                                        ------------
                             Hotels, Restaurants & Leisure - 1.2%
                             Casinos & Gaming - 0.3%
    300,000   Ba1/BBB-       Park Place Entertainment, 7.00%,
                              4/15/13 (144A)                            $    321,000
    100,000   B1/B+          Turning Stone, 9.125%, 12/15/10                 106,625
                                                                        ------------
                                                                        $    427,625
                                                                        ------------
                             Hotels, Resorts & Cruise Lines - 0.9%
    500,000   Ba1/BBB-       Hilton Hotels, 7.625%, 12/1/12             $    547,500
    500,000   Ba1/BBB-       Starwood Hotels, 7.875%, 5/1/12                 547,500
                                                                        ------------
                                                                        $  1,095,000
                                                                        ------------
                             Total Hotels, Restaurants & Leisure        $  1,522,625
                                                                        ------------
                             Media - 2.4%
                             Broadcasting & Cable TV - 1.2%
    300,000   Ba1/BB+        British Sky Broadcasting, 8.2%, 7/15/09    $    355,500
    500,000   Baa3/BBB       Comcast Cable Corp., 7.125%, 6/15/13            584,189
    530,000   Baa3/BBB       Cox Communications, 7.125%, 10/1/12             632,890
                                                                        ------------
                                                                        $  1,572,579
                                                                        ------------
                             Movies & Entertainment - 0.8%
    850,000   Baa1/BBB+      AOL Time Warner, Inc., 6.875%, 5/1/12      $    970,374
                                                                        ------------
                             Publishing - 0.4%
    512,000   Baa1/BBB+      News America, Inc., 7.3%, 4/30/28          $    581,403
                                                                        ------------
                             Total Media                                $  3,124,356
                                                                        ------------

The accompanying notes are an integral part of these financial statements.   15

Pioneer Balanced Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

Principal   S&P/Moody's
 Amount       Ratings                                                          Value
                            Retailing - 0.7%
                            Department Stores - 0.3%
 $ 150,000   Ba3/BBB-       J.C. Penney Co., 8.0%, 3/1/10               $    157,125
   176,000   Ba2/BBB-       J.C. Penney Co., 8.25%, 8/15/22                  172,480
                                                                        ------------
                                                                        $    329,605
                                                                        ------------
                            Specialty Stores - 0.4%
   500,000   Baa3/BBB-      Toys "R" Us, 7.875%, 4/15/13                $    537,858
                                                                        ------------
                            Total Retailing                             $    867,463
                                                                        ------------
                            Food & Drug Retailing - 0.2%
                            Hypermarkets & Supercenters - 0.2%
   200,000   AA3/AA         Wal-Mart Stores, 6.875%, 8/10/09            $    240,712
                                                                        ------------
                            Total Food & Drug Retailing                 $    240,712
                                                                        ------------
                            Health Care Equipment & Supplies - 1.2%
                            Health Care Distributors - 0.3%
   300,000   B2/BB-         Biovail Corp. International, 7.875%,
                             4/1/10                                     $    318,000
                                                                        ------------
                            Health Care Equipment - 0.3%
   350,000   Baa3/BBB       Beckman Industries, Inc., 7.45%, 3/4/08     $    412,856
                                                                        ------------
                            Health Care Facilities - 0.4%
   500,000   Ba1/BBB-       HCA, Inc., 6.3%, 10/1/12                    $    511,179
                                                                        ------------
                            Health Care Supplies - 0.2%
   250,000   Ba1/BBB-       Bausch & Lomb, 7.125%, 8/1/28               $    239,688
                                                                        ------------
                            Total Health Care Equipment & Supplies      $  1,481,723
                                                                        ------------
                            Pharmaceuticals & Biotechnology - 0.1%
                            Pharmaceuticals - 0.1%
   100,000   A1/AA-         Pharmacia Corp., 6.6%, 12/1/28              $    121,389
                                                                        ------------
                            Total Pharmaceuticals & Biotechnology       $    121,389
                                                                        ------------
                            Banks - 0.5%
                            Banks - 0.1%
   100,000   A1/A           First Union National Bank, 7.8%, 8/18/10    $    124,076
                                                                        ------------
                            Diversified Banks - 0.2%
   225,000   Aa2/A+         National Westminster, 7.375%, 10/1/09       $    275,911
                                                                        ------------
                            Thrifts & Mortgage Finance - 0.2%
   300,000   A1/A           Sovereign Bank, 5.125%, 3/15/13             $    309,820
                                                                        ------------
                            Total Banks                                 $    709,807
                                                                        ------------

16    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund

Principal   S&P/Moody's
 Amount       Ratings                                                        Value
                            Diversified Financials - 2.9%
                            Consumer Finance - 1.7%
 $   10,000  Baa2/BBB-      Capital One Bank, 6.875%, 2/1/06          $     10,730
    300,000  Baa2/BBB-      Capital One Bank, 4.875%, 5/15/08              306,152
  1,150,000  A2/A-          Household Financial, 6.5%, 11/15/08          1,322,302
    500,000  BBB+Baa2       MBNA America Bank NA, 5.375%,
                             1/15/08                                       540,578
                                                                      ------------
                                                                      $  2,179,762
                                                                      ------------
                            Investment Banking & Brokerage - 0.1%
     75,000  A1/A+          Goldman Sachs Group, Inc., 6.875%,
                             1/15/11                                  $     88,496
                                                                      ------------
                            Diversified Financial Services - 0.9%
    300,000  Baa3/A-        Brascan Corp., 5.75%, 3/1/10              $    319,315
    275,000  A+/Aa2         Ciigroup, Inc., 7.25%, 10/1/10                 333,194
    125,000  Baa1/BBB       Norfolk Southern Corp., 7.35%, 5/15/07         145,654
    300,000  Baa2/BBB-      PF Export Rec., 6.44%, 6/1/15 (144A)           303,750
                                                                      ------------
                                                                      $  1,101,913
                                                                      ------------
                            Specialized Finance - 0.2%
    300,000  B2/BB-         MDP Acquistions, 9.625%, 10/1/12          $    331,500
                                                                      ------------
                            Total Diversified Financials              $  3,701,671
                                                                      ------------
                            Insurance - 0.5%
                            Life & Health Insurance - 0.2%
    300,000  Baa3/BBB-      Providen Companies, 7.0%, 7/15/18         $    300,000
                                                                      ------------
                            Property & Casualty Insurance - 0.3%
    350,000  Baa2/BBB+      Berkley (WR), 5.875%, 2/15/13             $    372,237
                                                                      ------------
                            Total Insurance                           $    672,237
                                                                      ------------
                            Real Estate - 0.9%
                            Real Estate Investment Trusts - 0.9%
    300,000  Baa3/BBB-      Colonial Realty LP, 6.15%, 4/15/13        $    317,598
    400,000  Ba1/BBB-       Health Care REIT, Inc., 7.5%, 8/15/07          427,391
    400,000  Baa/BBB-       Hospitality Properties Trust, 6.75%,
                             2/15/13                                       424,208
                                                                      ------------
                                                                      $  1,169,197
                                                                      ------------
                            Total Real Estate                         $  1,169,197
                                                                      ------------

The accompanying notes are an integral part of these financial statements.   17

Pioneer Balanced Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

Principal   S&P/Moody's
 Amount       Ratings                                                           Value
                            Technology Hardware & Development - 1.2%
                            Communications Equipment - 0.3%
 $ 350,000   Ba3/BB+        Rogers Wireless, 9.625%, 5/1/11              $    402,500
                                                                         ------------
                            Computer Hardware - 0.7%
   500,000   Baa3/BBB-      NCR Corp., 7.125%, 6/15/09                   $    549,253
   300,000   Ba1/BB+        UNISYS Corp., 6.875%, 3/15/10                     312,000
                                                                         ------------
                                                                         $    861,253
                                                                         ------------
                            Technology Distributors - 0.2%
   300,000   Baa3/BBB-      Arrow Electronic, Inc., 6.875%, 7/1/13       $    297,115
                                                                         ------------
                            Total Technology Hardware & Development      $  1,560,868
                                                                         ------------
                            Telecommunication Services - 0.2%
                            Integrated Telecommunication Services - 0.2%
   150,000   A1/A+          Verizon Global, 7.75%, 12/1/30               $    189,972
                                                                         ------------
                            Total Telecommunication Services             $    189,972
                                                                         ------------
                            Utilities - 2.2%
                            Electric Utilities - 2.2%
   550,000   Ba2/BB         CMS Panhandle, 6.5%, 7/15/09                 $    607,750
   300,000   Baa1/BBB+      Constellation Energy, 7.0%, 4/1/12                349,449
   480,000   Baa1/BBB+      Dominion Resources, 5.125%, 12/15/09              517,350
   110,000   Baa2/BBB-      FirstEnergy Corp., 7.38%, 11/15/31                123,204
   130,000   Baa2/BBB-      FLP Energy America, 6.64%, 6/20/23
                             (144A)                                           130,000
   500,000   Baa2/BBB-      Great Lakes Power Inc., 8.3%, 3/1/05              537,474
   500,000   Baa1/BBB+      Oncor Electric Delivery, 6.375%, 1/15/15
                             (144A)                                           567,213
                                                                         ------------
                            Total Utilities                              $  2,832,440
                                                                         ------------
                            TOTAL CORPORATE BONDS
                            (Cost $23,716,054)                           $ 25,501,272
                                                                         ------------
                            U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 17.5%
   230,212                  Federal Home Loan Mortgage Comission,
                             6.50%, 5/1/09                               $    243,381
   838,033                  Federal Home Loan Mortgage Comission,
                             6.0%, 1/1/33                                     868,907
   998,994                  Federal Home Loan Mortgage Comission,
                             6.0%, 4/1/33                                   1,035,797
   990,965                  Federal Home Loan Mortgage Comission,
                             6.0%, 5/1/33                                   1,027,468

18    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund

Principal
 Amount                                                                    Value
               U.S. GOVERNMENT AND AGENCY OBLIGATIONS - (continued)
$  40,000      Federal National Mortgage Association, 7.125%,
                6/15/10                                             $     49,445
1,260,000      Federal National Mortgage Association, 6.125%,
                3/15/12                                                1,485,972
  371,627      Federal National Mortgage Association, 6.0%,
                11/1/16                                                  387,880
1,011,974      Federal National Mortgage Association, 5.5%,
                2/1/17                                                 1,051,376
  441,810      Federal National Mortgage Association, 6.5%,
                4/1/29                                                   466,423
  276,768      Federal National Mortgage Association, 6.5%,
                9/1/32                                                   292,428
   83,407      Federal National Mortgage Association, 6.5%,
                10/1/32                                                   86,979
1,711,484      Federal National Mortgage Association, 6.0%,
                1/1/33                                                 1,779,263
  964,740      Federal National Mortgage Association, 6.0%,
                1/1/33                                                 1,002,946
1,701,702      Federal National Mortgage Association, 6.0%,
                1/1/33                                                 1,769,093
  965,645      Federal National Mortgage Association, 6.0%,
                2/1/33                                                 1,003,894
  997,223      Federal National Mortgage Association, 5.5%,
                5/1/33                                                 1,032,477
  701,775      Government National Mortgage Association, 6.5%
                10/15/28                                                 737,989
   96,474      Government National Mortgage Association, 7.5%,
                1/15/30                                                  102,539
  146,472      Government National Mortgage Association, 8.0%,
                2/15/30                                                  158,084
2,662,718      Government National Mortgage Association, 6.0%,
                11/15/32                                               2,792,494
  125,000      Treasury Inflation IX Note/Bond, 3.375%, 1/15/07          156,136
1,500,000      U.S. Treasury Notes, 5.625%, 5/15/08                    1,719,609
  700,000      U.S. Treasury Notes, 4.75%, 11/15/08                      775,989
2,285,000      U.S. Treasury Notes, 4.0%, 11/15/12                     2,377,739
                                                                    ------------
                                                                    $ 22,404,308
                                                                    ------------
               TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $21,781,366)                                   $ 22,404,308
                                                                    ------------

The accompanying notes are an integral part of these financial statements.   19

Pioneer Balanced Fund
SCHEDULE OF INVESTMENTS 6/30/03 (unaudited)                        (continued)

Principal
 Amount                                                                     Value
               FOREIGN GOVERNMENT BOND - 0.4%
$  500,000     Republic of Chile, 5.5%, 1/15/13                      $    529,000
                                                                     ------------
               TOTAL FOREIGN GOVERNMENT BOND
               (Cost $495,662)                                       $    529,000
                                                                     ------------
               TEMPORARY CASH INVESTMENT - 2.2%
               Repurchase Agreement - 2.2%
$2,800,000     Bear Stearns & Co., Inc., 1.08%, dated 6/30/03,
               repurchase price of $2,800,000 plus accrued inter-
               est on 7/1/03 collateralized by $2,708,000 U.S.
               Treasury Notes, 11.875%, 11/15/03                     $  2,800,000
                                                                     ------------
               TOTAL TEMPORARY CASH INVESTMENT
               (Cost $2,800,000)                                     $  2,800,000
                                                                     ------------
               TOTAL INVESTMENT IN SECURITIES - 100.0%
               (cost 119,397,969) (a)(b)(c)                          $128,130,372
                                                                     ============
*       Non-income producing security.
(144A)  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may
        be resold normally to qualified institutional buyers
        in a transaction exempt from registration. At June
        30, 2003, the value of these securities amounted to
        $1,321,963, or 1.03% of total net assets.
(a)     At June 30, 2003, the net unrealized gain on
        investments based on cost for federal income tax
        purposes of $119,337,539 was as follows:
        Aggregate gross unrealized gain for all investments
        in which there is an excess of value over tax cost            $10,136,243
        Aggregate gross unrealized loss for all investments
        in which there is an excess of tax cost over value             (1,343,410)
                                                                      -----------
        Net unrealized gain                                            $8,792,833
                                                                      ===========
(b)     At December 31, 2002, the Fund had a net capital
        loss carryforward of $8,355,755 which will expire
        between 2006 and 2010, if not utilized.
(c)     The Fund elected to defer approximately $6,577,422
        of capital losses recognized between November 1,
        2002 and December 31, 2002 to its fiscal year ending
        December 31, 2003.
(d)     TBA (To Be Assigned) securities are purchased on a
        forward commitment basis with an approximate
        (generally plus/minus 2.5%) principal and no
        definite maturity date period. The actual principal
        amount and maturity date will be determined upon
        settlement when the specific mortgage pools are
        assigned.
        Purchases and sales of securities (excluding
        temporary cash investments ) for the six months
        ended June 30, 2003 aggregated $30,978,266 and
        $42,993,349, respectively.

20    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
BALANCE SHEET 6/30/03 (unaudited)

ASSETS:
  Investment in securities, at value (cost $119,397,969)     $128,130,372
  Cash                                                             62,223
  Receivables -
     Fund shares sold                                              93,807
     Dividends and interest                                       630,862
  Other                                                               476
                                                             ------------
       Total assets                                          $128,917,740
                                                             ------------
LIABILITIES:
  Payables -
     Investment securities purchased                         $    253,963
     Fund shares repurchased                                      223,471
  Due to affiliates                                               133,767
  Accrued expenses                                                148,645
  Other                                                            19,593
                                                             ------------
       Total liabilities                                     $    779,439
                                                             ------------
NET ASSETS:
  Paid-in capital                                            $134,230,879
  Accumulated undistributed net investment income                 116,194
  Accumulated net realized loss on investments                (14,941,175)
  Net unrealized gain on investments                            8,732,403
                                                             ------------
       Total net assets                                      $128,138,301
                                                             ------------
NET ASSET VALUE PER SHARES:
(Unlimited number of shares authorized)
  Class A (based on $106,287,246/11,886,572 shares)          $       8.94
                                                             ============
  Class B (based on $14,617,158/1,652,042 shares)            $       8.85
                                                             ============
  Class C (based on $7,233,897/811,096 shares)               $       8.92
                                                             ============
MAXIMUM OFFERING PRICE:
  Class A ($8.94 [divided by] 95.5%)                         $       9.36
                                                             ============
  Class C ($8.92 [divided by] 99.0%)                         $       9.01
                                                             ============


The accompanying notes are an integral part of these financial statements.    21

Pioneer Balanced Fund
STATEMENT OF OPERATIONS (unaudited)
For the Six Months Ended 6/30/03

INVESTMENT INCOME:
  Dividends                                                  $  378,860
  Interest                                                    1,383,369
                                                             ----------
       Total investment income                                             $ 1,762,229
                                                                           -----------
EXPENSES:
  Management fees                                            $  405,980
  Transfer agent fees
     Class A                                                    161,719
     Class B                                                     36,495
     Class C                                                     16,249
  Distribution fees
     Class A                                                    129,440
     Class B                                                     72,164
     Class C                                                     34,659
  Administrative fees                                            19,935
  Custodian fees                                                 27,285
  Registration fees                                              39,968
  Professional fees                                              14,098
  Printing                                                       37,724
  Fees and expenses of nonaffiliated trustees                     4,766
  Miscellaneous                                                   9,426
                                                             ----------
     Total expenses                                                        $ 1,009,908
     Less fees paid indirectly                                                  (1,819)
                                                                           -----------
     Net expenses                                                          $ 1,008,089
                                                                           -----------
       Net investment income                                               $   754,140
                                                                           -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain from investments                                       $    14,404
  Change in net unrealized gain (loss) from investments                      9,552,517
                                                                           -----------
     Net gain on investments                                               $ 9,566,921
                                                                           -----------
     Net increase in net assets resulting from operations                  $10,321,061
                                                                           ===========


22    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS
For the Six Months Ended 6/30/03 and the Year Ended 12/31/02

                                                         Six Months
                                                           Ended
                                                          6/30/03           Year Ended
                                                        (unaudited)          12/31/02
FROM OPERATIONS:
Net investment income                                   $    754,140        $  1,471,864
Net realized gain (loss) on investments and futures
  contracts                                                   14,404         (13,206,171)
Change in net unrealized gain (loss) on investments
  and futures contracts                                    9,552,517          (6,441,443)
                                                        ------------        ------------
  Net increase (decrease) in net assets resulting
     from operations                                    $ 10,321,061        $(18,175,750)
                                                        ------------        ------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
  Class A ($0.06 and $0.11 per share, respectively)     $   (721,370)       $ (1,553,122)
  Class B ($0.02 and $0.04 per share, respectively)          (32,702)            (68,665)
  Class C ($0.02 and $0.04 per share, respectively)          (15,710)            (24,320)
                                                        ------------        ------------
     Total distributions to shareowners                 $   (769,782)       $ (1,646,107)
                                                        ------------        ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                        $ 17,397,554        $ 32,572,418
Reinvestment of distributions                                700,089           1,495,510
Cost of shares repurchased                               (30,306,293)        (48,805,333)
                                                        ------------        ------------
  Net decrease in net assets resulting from Fund
     share transactions                                 $(12,208,650)       $(14,737,405)
                                                        ------------        ------------
  Net decrease in net assets                            $ (2,657,371)       $(34,559,262)
NET ASSETS:
Beginning of period                                      130,795,672         165,354,934
                                                        ------------        ------------
End of period (including accumulated undistributed
  net investment income of $116,194 and
  $131,836, respectively)                               $128,138,301        $130,795,672
                                                        ============        ============

The accompanying notes are an integral part of these financial statements.    23

Pioneer Balanced Fund
STATEMENTS OF CHANGES IN NET ASSETS                                (continued)
For the Six Months Ended 6/30/03 and Year Ended 12/31/02

                                     '03 Shares        '03 Amount
                                    (unaudited)        (unaudited)        '02 Shares        '02 Amount
CLASS A
Shares sold                           1,079,782     $ 9,035,893            1,744,538     $ 14,929,254
Reinvestment of distributions            76,346         656,967              163,664        1,412,321
Less shares repurchased              (2,138,635)    (18,039,906)          (4,028,040)     (34,603,084)
                                     ----------     -----------           ----------     ------------
  Net decrease                         (982,507)    $(8,347,046)          (2,119,838)    $(18,261,509)
                                     ----------     -----------           ----------     ------------
CLASS B
Shares sold                             612,325     $ 5,076,479            1,251,868     $ 10,454,475
Reinvestment of distributions             3,376          28,805                7,172           60,869
Less shares repurchased                (944,760)     (7,865,440)          (1,212,895)     (10,069,264)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)              (329,059)    $(2,760,156)              46,145     $    446,080
                                     ==========     ===========           ==========     ============
CLASS C
Shares sold                             392,114     $ 3,285,182              850,865     $  7,188,689
Reinvestment of distributions             1,664          14,317                2,620           22,320
Less shares repurchased                (526,540)     (4,400,947)            (491,900)      (4,132,985)
                                     ----------     -----------           ----------     ------------
  Net increase (decrease)              (132,762)    $(1,101,448)             361,585     $  3,078,024
                                     ==========     ===========           ==========     ============


24    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                          Ended
                                                         6/30/03      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                       (unaudited)     12/31/02   12/31/01(a)  12/31/00    12/31/99    12/31/98
CLASS A
Net asset value, beginning of period                    $    8.29      $    9.46   $    9.94   $    9.73   $    9.74   $   10.15
                                                        ---------      ---------   ---------   ---------   ---------   ---------
Increase (decrease) from investment operations:
 Net investment income                                  $    0.06      $    0.11   $    0.19   $    0.30   $    0.31   $    0.30
 Net realized and unrealized gain (loss) on investments      0.65          (1.17)      (0.47)       0.22       (0.01)      (0.18)
                                                        ---------      ---------   ---------   ---------   ---------   ---------
   Net increase (decrease) from investment operations   $    0.71      $   (1.06)  $   (0.28)  $    0.52   $    0.30   $    0.12
Distributions to shareowners:
 Net investment income                                      (0.06)         (0.11)      (0.20)      (0.31)      (0.31)      (0.30)
 Net realized gain                                             --             --          --          --          --       (0.23)
                                                        ---------      ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value              $    0.65      $   (1.17)  $   (0.48)  $    0.21   $   (0.01)  $   (0.41)
                                                        ---------      ---------   ---------   ---------   ---------   ---------
Net asset value, end of period                          $    8.94      $    8.29   $    9.46   $    9.94   $    9.73   $    9.74
                                                        ---------      ---------   ---------   ---------   ---------   ---------
Total return*                                                8.59%        (11.20)%     (2.87)%      5.38%       3.15%       1.14%
Ratio of net expenses to average net assets+                 1.46%**        1.41%       1.31%       1.23%       1.23%       1.17%
Ratio of net investment income to average net assets+        1.36%**        1.19%       1.97%       2.96%       3.21%       2.92%
Portfolio turnover rate                                        25%**         180%        133%         17%         46%         94%
Net assets, end of period (in thousands)                $ 106,287      $ 106,734   $ 141,746   $ 162,855   $ 214,866   $ 257,419
Ratios with reduction for fees paid indirectly:
 Net expenses                                                1.46%**        1.41%       1.30%       1.20%       1.21%       1.16%
 Net investment income                                       1.36%**        1.19%       1.98%       2.99%       3.23%       2.93%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 2.02% to 1.98%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

The accompanying notes are an integral part of these financial statements.    25

Pioneer Balanced Fund
FINANCIAL HIGHLIGHTS

                                                        Six Months
                                                          Ended
                                                         6/30/03      Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                       (unaudited)     12/31/02   12/31/01(a)  12/31/00    12/31/99    12/31/98
CLASS B
Net asset value, beginning of period                    $    8.21      $    9.36   $    9.85   $    9.64   $    9.65   $   10.08
                                                        ---------      ---------   ---------   ---------   ---------   ---------
Increase (decrease) from investment operations:
 Net investment income                                  $    0.02      $    0.02   $    0.12   $    0.19   $    0.22   $    0.23
 Net realized and unrealized gain (loss) on investments      0.64          (1.13)      (0.48)       0.23       (0.01)      (0.21)
                                                        ---------      ---------   ---------   ---------   ---------   ---------
   Net increase (decrease) from investment operations   $    0.66      $   (1.11)  $   (0.36)  $    0.42   $    0.21   $    0.02
Distributions to shareowners:
 Net investment income                                      (0.02)         (0.04)      (0.13)      (0.21)      (0.22)      (0.22)
 Net realized gain                                             --             --          --          --          --       (0.23)
                                                        ---------      ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value              $    0.64      $   (1.15)  $   (0.49)  $    0.21   $   (0.01)  $   (0.43)
                                                        ---------      ---------   ---------   ---------   ---------   ---------
Net asset value, end of period                          $    8.85      $    8.21   $    9.36   $    9.85   $    9.64   $    9.65
                                                        =========      =========   =========   =========   =========   =========
Total return*                                                8.05%        (11.90)%     (3.72)%      4.39%       2.24%       0.19%
Ratio of net expenses to average net assets+                 2.40%**        2.32%       2.20%       2.15%       2.14%       2.03%
Ratio of net investment income to average net assets+        0.42%**        0.28%       1.04%       2.03%       2.30%       2.09%
Portfolio turnover rate                                        25%**         180%        133%         17%         46%         94%
Net assets, end of period (in thousands)                $  14,617      $  16,256   $  18,110   $  16,413   $  19,865   $  22,737
Ratios with reduction of fees paid indirectly:
 Net expenses                                                2.40%**        2.32%       2.19%       2.13%       2.12%       2.01%
 Net investment income                                       0.42%**        0.28%       1.05%       2.05%       2.32%       2.11%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
(a) At January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 1.08% to 1.05%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.

26    The accompanying notes are an integral part of these financial statements.

Pioneer Balanced Fund
FINANCIAL HIGHLIGHTS

                                                       Six Months
                                                          Ended
                                                         6/30/03     Year Ended  Year Ended  Year Ended  Year Ended  Year Ended
                                                       (unaudited)    12/31/02   12/31/01(a)  12/31/00    12/31/99    12/31/98
CLASS C
Net asset value, beginning of period                    $    8.27     $    9.44   $    9.94   $    9.73   $    9.75   $   10.17
                                                        ---------     ---------   ---------   ---------   ---------   ---------
Increase (decrease) from investment operations:
 Net investment income                                  $    0.02     $    0.01   $    0.13   $    0.15   $    0.21   $    0.23
 Net realized and unrealized gain (loss) on investments      0.65         (1.14)      (0.54)       0.23       (0.02)      (0.20)
                                                        ---------     ---------   ---------   ---------   ---------   ---------
   Net increase (decrease) from investment operations   $    0.67     $   (1.13)  $   (0.41)  $    0.38   $    0.19   $    0.03
Distributions to shareowners:
 Net investment income                                      (0.02)        (0.04)      (0.09)      (0.17)      (0.21)      (0.22)
 Net realized gain                                             --            --          --          --          --       (0.23)
                                                        ---------     ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value              $    0.65     $   (1.17)  $   (0.50)  $    0.21   $   (0.02)  $   (0.42)
                                                        ---------     ---------   ---------   ---------   ---------   ---------
Net asset value, end of period                          $    8.92     $    8.27   $    9.44   $    9.94   $    9.73   $    9.75
                                                        =========     =========   =========   =========   =========   =========
Total return*                                                8.11%       (12.02)%     (4.11)%      3.95%       2.02%       0.27%
Ratio of net expenses to average net assets+                 2.36%**       2.53%       2.44%       2.61%       2.38%       2.12%
Ratio of net investment income to average net assets+        0.46%**       0.06%       0.75%       1.56%       2.09%       2.01%
Portfolio turnover rate                                        25%**        180%        133%         17%         46%         94%
Net assets, end of period (in thousands)                $   7,234     $   7,806   $   5,499   $   3,426   $   3,734   $   3,778
Ratios with reduction of fees paid indirectly:
 Net expenses                                                2.36%**       2.53%       2.43%       2.59%       2.35%       2.09%
 Net investment income                                       0.46%**       0.06%       0.76%       1.58%       2.12%       2.04%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios with no reduction for fees paid indirectly.
(a) Aat January 1, 2001, the Fund began accreting discounts and amortizing premiums on debt securities. The effect of this change for the year ended December 31, 2001, was to decrease net investment income by less than one cent per share, increase net realized and unrealized gain (loss) by less than one cent per share and decrease the ratio of net investment income to average net assets assuming reduction for fees paid indirectly from 0.86% to 0.76%. Per share ratios and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in presentation.


The accompanying notes are an integral part of these financial statements.    27

Pioneer Balanced Fund
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Balanced Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund's investment objective is to seek capital growth and current income.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. All discounts/premiums are accreted/amortized for financial reporting purposes. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at

Pioneer Balanced Fund

      the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Futures Contracts

      The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in the value of the contracts may not directly correlate to the changes in the value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of June 30, 2003, the Fund had no open futures contracts.

Pioneer Balanced Fund
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)

C.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

      The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

      The tax character of current year distributions paid will be determined at the end of the current fiscal year. The tax character of distributions paid during the year ended December 31, 2002 was as follows:

                                 2002
                              ----------
  Distributions paid from:
  Ordinary income             $1,646,107
  Long-term capital gain              --
                              ----------
  Total                       $1,646,107
                              ----------

      The following shows components of distributable earnings on a federal income tax basis at December 31, 2002. These amounts do not include the capital loss carryforward.

                                       2002
                                    ---------
  Undistributed ordinary income     $  49,004
  Undistributed long-term gain             --
  Unrealized depreciation            (759,684)
                                    ---------
  Total                             $(710,680)
                                    ---------

      The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the tax deferral of losses on wash sales and the tax treatment of premuim amortization.

Pioneer Balanced Fund

D.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredito Italiano S.p.A. (UniCredito Italiano), earned $8,414 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2003.

E.    Class Allocations

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day.

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

F.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

Pioneer Balanced Fund
NOTES TO FINANCIAL STATEMENTS 6/30/03 (unaudited)                  (continued)

2. Management Agreement

PIM, the Fund's investment adviser and a wholly owned indirect subsidiary of UniCredito Italiano, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion; and 0.55% of the excess over $5 billion.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2003, $76,685 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $14,355 in transfer agent fees payable to PIMSS at June 30, 2003.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $42,727 in distribution fees payable to PFD at June 30, 2003.

Pioneer Balanced Fund

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2003, CDSCs in the amount of $17,594 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2003, the Fund's expenses were reduced by $1,819 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings is payable at the Federal Funds Rate plus 1/2% on an annualized basis. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits. For the six months ended June 30, 2003, the Fund had no borrowings under this agreement.

Pioneer Balanced Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                                 Officers
John F. Cogan, Jr., Chairman             John F. Cogan, Jr., President
Mary K. Bush                             Osbert M. Hood, Executive
Richard H. Egdahl, M.D.                   Vice President*
Margaret B.W. Graham                     Vincent Nave, Treasurer
Osbert M. Hood*                          Joseph P. Barri, Secretary
Marguerite A. Piret
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

*Mr. Hood was elected Trustee and Executive Vice President on June 3, 2003.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). This information is also available on our web site at www.pioneerfunds.com and on the Securities and Exchange Commission's web site at http://www.sec.gov.

Pioneer Balanced Fund
THE PIONEER FAMILY OF MUTUAL FUNDS

For information about any Pioneer mutual fund, please contact your investment professional, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest.

      U.S. Equity
      Pioneer Fund
      Pioneer Balanced Fund
      Pioneer Equity Income Fund
      Pioneer Core Equity Fund
      Pioneer Growth Shares
      Pioneer Mid Cap Growth Fund
      Pioneer Mid Cap Value Fund
      Pioneer Real Estate Shares
      Pioneer Small Cap Value Fund
      Pioneer Small Company Fund
      Pioneer Stable Value Fund
      Pioneer Value Fund

      International/Global Equity
      Pioneer Emerging Markets Fund
      Pioneer Europe Select Fund
      Pioneer Europe Fund
      Pioneer International Equity Fund
      Pioneer International Value Fund

      Fixed Income
      Pioneer America Income Trust
      Pioneer Bond Fund
      Pioneer High Yield Fund
      Pioneer Strategic Income Fund
      Pioneer Tax Free Income Fund

      Money Market
      Pioneer Cash Reserves Fund*

* An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176. Individual Retirement Accounts
(IRAs)

Traditional IRA*

For anyone under age 701/2 earning income. Individuals can contribute up to $3,000 annually. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA*

Available to single individuals earning less than $110,000 in income annually, and married couples with joint income less than $160,000. Contributions of up to $3,000 a year are not tax-deductible, but all earnings are tax-free for qualified withdrawals. Distributions are tax and penalty-free if certain conditions are met.

Employer-Sponsored Plans

Uni-K Plan*

A 401(k) plan designed specifically for any business that employs only owners and their spouses. Participants can make salary deferral contributions up to $11,000 per year. In addition, each year the business may contribute up to 25% of pay.

401(k) Plan*

Allows employees to make pre-tax contributions through payroll deduction, up to $11,000 per year. Employers' contributions are discretionary. The 401(k) offers companies maximum flexibility.

SIMPLE IRA Plan*

The Savings Incentive Match PLan for Employees (SIMPLE) is designed for employers with 100 or fewer eligible employees. Employees can decide whether to contribute. Employers must contribute.

      Most retirement plan withdrawals must meet specific conditions to avoid penalties.

403(b) Plan*

Also known as a Tax-Sheltered Account (TSA), this plan lets employees of public schools, non-profit hospitals and other tax-exempt organizations make pre-tax contributions through payroll deduction.

SEP-IRA

The Simplified Employee Pension (SEP) plan lets self-employed people and small-business owners make tax-deductible contributions of up to 25% of income, while maintaining complete contribution flexibility each year.

Profit Sharing Plan

Companies can decide each year whether - and how much - to contribute to participants, up to 25% of each participant's pay. Can include vesting schedules that are not available with a SEP-IRA.

Age-Based Profit Sharing Plan

Employer contributions are flexible, but are based on a formula using age and salary. Each year, a business can contribute up to 25% of the total eligible payroll.

Money Purchase Pension Plan (MPP)

Allows employer contributions, up to 25% of pay annually. Companies must contribute a fixed percentage of pay each year.

Defined Benefit Pension Plan

Requires a business to contribute enough each year to fund a specific future benefit. Most beneficial to older employees who need to accumulate assets rapidly.

* Special Catch-Up Provisions are available to individuals age 50 and older to contribute additional amounts to their retirement accounts. For more information, call our Retirement Plans Information line at 1-800-622-0176.

      Most retirement plan withdrawals must meet specific conditions to avoid penalties.

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Telecommunications Device for the Deaf (TDD)                     1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                1-800-225-4240

Our Internet e-mail address                       ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                        www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, Massachusetts 02109
www.pioneerfunds.com
                                                                   13706-00-0803
                                         (C)2003 Pioneer Funds Distributor, Inc.
                                Underwriter of Pioneer mutual funds, Member SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable for semiannual reports; to be answered on annual submissions after July 15, 2003.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable for semiannual reports; to be answered on annual submissions after December 15, 2003.


ITEMS 5-6. [RESERVED]


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. [RESERVED]


ITEM 9. CONTROLS AND PROCEDURES.

(a) The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

(b) There were no significant changes in the registrants internal controls or in other factors that could significantly affect these controls subsequent to
the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 10. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Balanced Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 25, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 25, 2003


By (Signature and Title)* /s/ Vincent Nave
Vincent Nave, Treasurer

Date August 25, 2003

* Print the name and title of each signing officer under his or her signature.